Exhibit 10.2

Amendment to

Subordination Agreement

(Debt and Security Interest)

Borrowers:	Xtera Communications, Inc.
Azea Networks, Inc
Neovus, Inc.
Xtera Asia Holdings, LLC

Creditors:	New Enterprise Associates 9, Limited Partnership
New Enterprise Associates 10, Limited Partnership
ARCH Venture Fund VI, L.P.
Jon R. Hopper

Date:September 30, 2016

This Amendment to Subordination Agreement (this “Amendment”) is executed, jointly and severally, by the above-named Creditors (collectively referred to herein as “Creditor”) and PACIFIC WESTERN BANK (“Bank”) (successor-in-interest by merger to SQUARE 1 BANK), whose address is 406 Blackwell Street, Suite 240, Durham, North Carolina 27701, with respect to the above-named Borrowers (collectively referred to herein as “Borrower” or “the Borrower”).  Creditor and Bank are parties to a certain Subordination Agreement, dated September 13, 2106 (as amended, restated, supplemented, or otherwise modified from time to time, the “Subordination Agreement”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Subordination Agreement.

The parties hereto agree to amend the Subordination Agreement as follows, effective as of the date hereof, unless otherwise indicated below, subject to the terms and conditions set forth below.

1.  Payments in the Event of a Sale or Liquidation of Borrower’s Assets.   That portion of Section 4 of the Subordination Agreement which currently reads:

“Bank agrees that, in the event of a sale or liquidation of Borrower’s assets, from the first proceeds received by Bank and to the extent loaned to Borrower by Creditor and used by Borrower as permitted under the terms of the Seventh Amendment to Loan Agreement, dated on or about the date hereof, and within five Business Days of Bank’s receipt of such proceeds in good funds, Bank shall pay to Creditor the following amounts of Subordinated Debt:

(a)

up to $500,000 for Borrower’s Payroll Expenses and Non-Budgeted Non-Payroll Expenses incurred and paid during the period of September 1 through September 15, 2016 (the ‘September 1-15 Combined Non-Budgeted Expenses’);

(b)	up to the sum of the following (collectively, the ‘September 16-30 Combined Non-Budgeted Expenses’): (i) $500,000 for Borrower’s Payroll Expenses incurred and paid

Exhibit 10.2

during the period of September 16 through September 30, 2016 (the ‘September 16-30 Payroll Expenses’) and Borrower’s Non-Budgeted Non-Payroll Expenses incurred and paid during the period of September 16 through September 30, 2016, plus (ii) the difference between $500,000 and the amount of September 1-15 Combined Non-Budgeted Expenses actually incurred and paid; and

(c)	up to $500,000 for Budgeted Non-Payroll Expenses paid during the period of September 16 through September 30, 2016.

Notwithstanding the foregoing, upon the Bank transmitting to Creditor and copying to Borrower, by e-mail which shall be deemed received by Creditor and Borrower when transmitted by Bank, a written notice of Bank's termination of its payment obligations hereunder, which Bank may send in its sole and absolute discretion, Bank shall only be obligated to pay (i) New Lender Indebtedness properly incurred pursuant hereto prior to Creditor's receipt of such notice, and (ii) any September 16-30 Payroll Expenses incurred during the three Business Days following the giving of such notice.”

is hereby amended to read:

“Bank agrees that, in the event of a sale or liquidation of Borrower’s assets, from the first proceeds received by Bank and to the extent loaned to Borrower by Creditor and used by Borrower as permitted under the terms of the Seventh Amendment to Loan Agreement, dated on or about the date hereof, and within five Business Days of Bank’s receipt of such proceeds in good funds, Bank shall pay to Creditor the following amount of Subordinated Debt:

(a)	$1,200,000; plus
(b)	the amount of October 2016 New Lender Indebtedness outstanding, if any.”

2.  General. The parties hereto hereby ratify and confirm the continuing validity, enforceability and effectiveness of the Subordination Agreement, and all terms and provisions thereof, as amended herein. Without limiting the generality of the foregoing, the provisions of Section 14 (titled “Governing Law; Jurisdiction; Venue; Arbitration”) and Section 15 (titled “Mutual Waiver of Jury Trial”) shall apply equally to this Amendment, and the same are incorporated herein by this reference.

[Signatures on Next Page]

Pacific Western BankAmendment to Subordination Agreement

Creditor:

New Enterprise Associates 9, Limited Partnership

By:	NEA Partners 9, Limited Partnership

By:	/s/ Louis S. Citron
Title	Chief Legal Officer/Attorney-in-fact

Creditor:

New Enterprise Associates 10, Limited Partnership

By:	NEA Partners 10, Limited Partnership

By:	/s/ Louis S. Citron
Title	Chief Legal Officer/Attorney-in-fact

Creditor:

ARCH Venture Fund VI, L.P.

By:	ARCH Venture Partners VI, L.P.
Its General Partner
By:	ARCH Venture Partners VI, LLC
Its General Partner
By:	/s/ Clint Bybee
Managing Director

Creditor:

/s/ Jon Hopper
Jon Hopper, an individual

Pacific Western BankAmendment to Subordination Agreement

CONSENT AND AGREEMENT OF BORROWER

The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Amendment to Subordination Agreement and agrees to be bound thereby, and further agrees that any default or event of default by the Borrower under any present or future instrument or agreement between the Borrower and Creditor shall constitute an immediate default and event of default under all present and future instruments and agreements between the Borrower and Bank.  The Borrower further agrees that, at any time and from time to time, the foregoing Amendment to Subordination Agreement may be altered, modified or amended by Bank and Creditor without notice to or the consent of the Borrower.

Borrower:

XTERA COMMUNICATIONS, INC.

By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer

Borrower:

AZEA NETWORKS, INC.

By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer

Borrower:

NEOVUS, INC.

By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer

Borrower:

XTERA ASIA HOLDINGS, LLC

By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer

Accepted:

Bank:

Pacific Western Bank

By:	/s/ Victor DeMarco
Victor DeMarco
SVP